EXHIBIT 32.1
Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)
I, Scott Koenig, President and Chief Executive Officer (principal executive officer) of MacroGenics, Inc. (the “Registrant”), certify, to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the period ended December 31, 2018 of the Registrant (the “Report”), that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Scott Koenig
Name: Scott Koenig, M.D., Ph.D.
Date: February 26, 2019